Exhibit 99.1

NGL ENERGY PARTNERS LP ANNOUNCES

PRICING OF COMMON UNIT OFFERING

TULSA, OKLAHOMA, JULY 9, 2013 — NGL Energy Partners LP (NYSE:NGL) today announced it has priced its underwritten public offering of 9,000,000 common units representing limited partner interests at $29.00 per common unit. NGL also granted the underwriters a 30-day option to purchase up to 1,350,000 additional common units.  The offering is expected to close on July 15, 2013, subject to customary closing conditions.  NGL intends to use the net proceeds from this offering, including any net proceeds from the underwriters’ exercise of their option to purchase additional common units, to repay indebtedness and for general partnership purposes, including capital expenditures and potential acquisitions.

Deutsche Bank Securities, RBC Capital Markets, BofA Merrill Lynch, Goldman, Sachs & Co., UBS Investment Bank and Raymond James are acting as the joint bookrunners for the offering. When available, copies of the preliminary prospectus supplement, prospectus supplement and accompanying base prospectus relating to the offering may be obtained free of charge on the Securities and Exchange Commission’s website at www.sec.gov or from the underwriters of the offering as follows:

Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005-2836

Attn.: Prospectus Group

Telephone: (800) 503-4611

Email: prospectus.CPDG@db.com

RBC Capital Markets

Attn: Prospectus Department

Three World Financial Center

200 Vesey Street, 8th Floor

New York, New York 10281

Telephone: (877) 822-4089

BofA Merrill Lynch

222 Broadway

New York, New York 10038

Attn: Prospectus Department

Email:  dg.prospectus_requests@baml.com

Goldman, Sachs & Co.

Attn: Prospectus Department

200 West Street

New York, New York 10282

Telephone: (866) 471-2526

Email: prospectus-ny@ny.email.gs.com

UBS Investment Bank

Attn: Prospectus Department

299 Park Avenue

New York, New York 10171

Toll-free number: (888) 827-7275

Raymond James & Associates, Inc.

880 Carillon Parkway

St. Petersburg, Florida 33716

Attn: Prospectus Department

Telephone: 800-248-8863

Email: prospectus@raymondjames.com

The common units will be offered and sold pursuant to an automatically effective shelf registration statement filed with the Securities and Exchange Commission on July 8, 2013. The offering is being made only by means of a prospectus and related prospectus supplement meeting the requirements of Section 10 of the Securities Act of 1933, as amended. This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

NGL Energy Partners LP (NYSE:NGL) is a Delaware limited partnership. NGL owns and operates a vertically integrated energy business with four primary businesses: water services, crude oil logistics, NGL logistics and retail, with locations in the United States and Canada.

This press release includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. While NGL believes its expectations as reflected in the forward-looking statements are reasonable, NGL can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect operations, financial performance, and other factors as discussed in filings with the Securities and Exchange Commission. Other factors that could impact any forward-looking statements are those risks described in NGL’s annual report on Form 10-K, quarterly reports on Form 10-Q, and other filings with the Securities and Exchange Commission. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” NGL undertakes no obligation to publicly update or revise any forward-looking statements except as required by law.

Source: NGL Energy Partners LP

NGL Energy Partners LP
Atanas H. Atanasov, 918-481-1119
Chief Financial Officer and Treasurer
atanas.atanasov@nglep.com